Exhibit 10.13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

REQUEST FOR CONSENTS AND WAIVER

January 12, 2024

United States International Development Finance Corporation

110 New York Avenue, N.W.

Washington, D.C. 20527

United States of America

Attn.: Managing Director, Portfolio Management Division

Attn.: Courtney Piper

Email: notices@dfc.gov

Re: Loan No. 9000083212 Tetra4 Helium Project – Request for Consent to Mahlako Subscription, Restricted Payment and Waiver of Restricted Payment Conditions

Ladies and Gentlemen,

1.
Introduction
1.1
We refer to the Finance Agreement dated August 20, 2019 between Tetra4 Proprietary Limited (the “Borrower”) and the United States International Development Finance Corporation, an agency of the United States of America (“DFC”) (the “Finance Agreement).
1.2
Unless otherwise expressly defined in this letter, capitalized terms in this letter shall have the meanings given to them in the Finance Agreement.
2.
Background
2.1
Renergen Limited (“Renergen,” and together with the Borrower, collectively the “Borrower Parties”) entered into a Bridge Loan Facility Agreement (the “Bridge Loan Agreement”) with Standard Bank of South Africa (acting through its Corporate and Investment Banking Division) (“SBSA”) on or about June 29, 2023, pursuant to which SBSA made a ZAR 303 million bridge loan (the “Bridge Loan”) to Renergen for the purpose of providing short-term bridge funding for the Borrower’s operations in anticipation of the Borrower raising equity capital by way of a new share issue.
2.2
The Borrower is in the process of negotiating the subscription by Mahlako Gas Energy Proprietary Limited (“Mahlako”) for new ordinary shares representing up to 10% of the Borrower’s share capital (the “Mahlako Subscription”). Upon successful completion of the Mahlako Subscription, the Borrower intends to distribute to Renergen a portion of the Mahlako Subscription proceeds in an amount not to exceed the amount sufficient to enable Renergen to prepay the Bridge Loan in full (the “Bridge Loan Distribution”);
2.3
Renergen will apply the proceeds of the Bridge Loan Distribution solely to prepay the Bridge Loan in full.

2.4
Each Borrower Party agrees and acknowledges that each of the (i) Mahlako Subscription and (ii) the Bridge Loan Distribution require DFC’s consent under the Finance Agreement.
2.5
The Borrower undertakes to achieve Project Completion no later than February 15, 2024 (the “Project Completion Longstop Date”) and requests that the Lender consent to such date (the “Project Completion Date Extension”).
3.
[***]
4.
Representations and Undertakings and Amendment
4.1
The Borrower represents and warrants to DFC that no Default or Event of Default is continuing as of the date of this letter (other than the Settlement Agreement Default).
4.2
The Borrower undertakes for the benefit of DFC to achieve Project Completion by March 30, 2024 and agrees that Section 6.02(c) of the Finance Agreement is hereby amended by deleting the words “use its best efforts to” and replacing “June 30, 2022” with “March 30, 2024”.
4.3
The Borrower undertakes to maintain compliance with the financial ratios included in paragraphs (a) and (b) of Section 6.10 (Financial Ratios; DSR Requirement) of the Finance Agreement at all times immediately following August 15, 2025. DFC and the Borrower agree that each of Section 6.10 (a) and (b) are hereby amended by replacing the words “the date falling eighteen months after Project Completion” with “August 15, 2025”.
4.4
The Borrower undertakes to (i) register the Servitude Security; and (ii) provide DFC with evidence of such registration with the appropriate Deeds Office in the Project Country by no later than April 15, 2024. DFC and the Borrower agree that Section 6.09 (f) is hereby amended by replacing the words “the Project Completion Date” with “April 15, 2024”.
4.5
DFC and the Borrower agree that Section 7.04 is hereby amended by replacing the words “18 months provided for after Project Completion” with “grace period through August 15, 2025, provided for therein”.”
5.
General
5.1
THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.
5.2
For the avoidance of doubt, the Borrower confirms its undertakings pursuant to Section 8.03 (Jurisdiction and Consent to Suit; Waivers) of the Finance Agreement with respect to this letter.
5.3
This letter may be signed in separate counterparts in .pdf, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
5.4
This letter constitutes a Financing Document.

[Signature pages follow]

Mahlako Consent (2023)

Sincerely,

TETRA4 PROPRIETARY LIMITED

By:	/s/ Nicholas Michael Mitchell
Name:	Nicholas Michael Mitchell
Title:	Chief Operating Officer

RENERGEN LIMITED

By:	/s/ Stefano Marani
Name:	Stefano Marani
Title:	Chief Executive Officer

Mahlako Consent (2023)

By its signature hereto, DFC agrees to the Consents and the Waiver subject to the express terms and conditions contained in this letter.

UNITED STATES INTERNATIONAL DEVELOPMENT FINANCE CORPORATION

By:	/s/ Courtney Piper
Authorised Signatory
Name:	Courtney Piper
Title:	Director, Asset Management
Date:	3 November 2023

Mahlako Consent (2023)

Sincerely,

TETRA4 PROPRIETARY LIMITED

By:	/s/ Nicholas Michael Mitchell
Name:	Nicholas Michael Mitchell
Title:	Chief Operating Officer

RENERGEN LIMITED

By:	/s/ Stefano Marani
Name:	Stefano Marani
Title:	Chief Executive Officer

Mahlako Consent (2023)

By its signature hereto, DFC agrees to the Consents and the Waiver subject to the express terms and conditions contained in this letter.

UNITED STATES INTERNATIONAL DEVELOPMENT FINANCE CORPORATION

By:	/s/ Courtney Piper
Authorised Signatory
Name:	Courtney Piper
Title:	Director, Asset Management
Date:	3 November 2023

Mahlako Consent (2023)